Exhibit 10tt

AMENDATORY AGREEMENT


The Amendment is entered into this 1st day of June, 1995, between SOUTHERN NATURAL GAS COMPANY ("Company") and ATLANTA GAS LIGHT COMPANY ("Shipper").

WITNESSETH:

WHEREAS, Company and Shipper are parties to a firm transportation agreement dated November 1, 1994, (#904460) for 259,812 Mcf per day, as amended March 1, 1995 ("FT Agreement"); and

WHEREAS, Shipper has released 4,000 Mcf per day of its capacity under the FT Agreement on a permanent basis to the City of Lawrenceville, Georgia, effective June 1,1995; and

WHEREAS, the parties wish to memorialize such permanent release through this amendment to the FT Agreement;

NOW THEREFORE, in consideration for the premises and the mutual promises and covenants contained herein, the parties agree as follows:

1. The Transportation Demand set forth in Section 1.1 of the FT Agreement shall be revised to be 255,812 Mcf per day effective June 1,1995.

2. Section 4.1 of the FT Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: (a) April 30, 2007 for 110,905 Mcf per day of Transportation Demand and June 30, 2007 for 1,000 Mcf per day of Transportation Demand, and shall continue and remain in force and effect for successive terms of one year each after the end of each primary term for the specified volume, unless and until cancelled with respect to the associated volume by either party giving 180 days written notice to the other party prior to the end of the specified primary term or any yearly extension thereof; and (b) February 28, 1998, for 143,907 Mcf per day of Transportation Demand, and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually

Amendatory Agreement
Page 2



agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extension.

3. The current Exhibits A and B to the FT Agreement shall be deleted in their entirety and the First Revised Exhibits A and B attached hereto effective June 1, 1995, shall be substituted therefor.

4. Except as provided herein, the FT Agreement shall remain in full force and effect as written and as amended effective March 1,1995.

5. This Amendment is subject to all applicable, valid laws, orders, rules and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.

        ATTEST:                          SOUTHERN NATURAL GAS COMPANY



By:                                      By: /s/ Joel Anderson
Title:  Secretary                        Title:  Vice President


ATTEST:                                  ATLANTA GAS LIGHT COMPANY



By: /s/ Melanie M. Platt                 By: /s/ Stephen J. Gunther
Title:  Corporate Secretary              Title:  Vice President

                                       SERVICE AGREEMENT NO: 904460
                                EXHIBIT A


    The legal description of the Receipt Points listed below are more particularly set forth in Company's Receipt Point catalog, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system.


                                                             MDRQ
RECEIPT POINT:                                     ZONE     in Mcf

016400 MAIN PASS 69                                 PA       490
017250 GRAND BAY - MID-LOUISIANA EXCHANGE           PA     4,968
017400 WEST DELTA 75  - AMOCO (wd 73)               PA    17,384
017500 WEST DELTA 105                               PA     9,794
018400 MAIN PASS 289 - M.P. 290 - SHELL             PA    19,219
018450 VKGC - MAIN PASS 289 TO SNG                  PA     9,794
018600 SOUTH PASS 62 - SHELL                        PA     3,918
020400 SOUTH PASS 60                                PA     9,794
022400 MISSISSIPPI CANYON 194                       PA    28,588
022800 CARTHAGE - UPRC                              PA    10,420
023500 MAIN PASS 129 - HALL HOUSTON                 PA     2,774
023800 MAIN PASS 116 - MAXUS                        PA    14,691
024950 MISSISSIPPI CANYON 268 - ORYX EXCHANGE       PA    25,347
026600 WEST DELTA 89 - AGIP                         PA     1,959
026950 SOUTH PASS 62 - BP EXCHANGE                  PA     7,595
027400 MAIN PASS 69(FEDERAL)                        PA     4,652
028050 MAIN PASS 181 - DIAMOND SHAMROCK EXCHANGE    PA     2,449
030000 BAYOU SALE - TEXACO - HORSESHOE BAYOU        PA     4,897
037000 MISSISSIPPI CANYON 311                       PA     9,794
037400 MISSISSIPPI CANYON 268A - EXXON              PA     2,449
046040 OAK GROVE #5 - TAURUS                         2     3,428
046050 OAK GROVE #2 - BASIN                          2     2,449
046070 OAK GROVE #4 - AMOCO                          2       490
046080 OAK GROVE #6 - AMOCO                          2     3,428
605200 SABINE - HENRY HUB TO SNG                    PA    13,884
605300 SEA ROBIN - ERATH TO SNG                     PA    20,617
664000 LRC - WHITE CASTLE TO SNG                    PA     3,763
690500 BOURBON LINE (FGT) FROM WEST DELTA 152       PA    16,777






/s/ Stephen J. Gunther                       /s/ Joel Anderson
ATLANTA GAS LIGHT COMPANY                    SOUTHERN NATURAL GAS COMPANY


EFFECTIVE DATE:  9/18/95

                                EXHIBIT B


                             Page No. 1 of 4




ATLANTA GAS LIGHT COMPANY

  The legal description of the Delivery Points listed below are more particularly set forth in the Company's Delivery Point catalogs, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system. This exhibit reflects Maximum Daily Delivery Quantities for FT Service Agreement No. 904460 and FT-NN Service Agreement No. 904461




   Delivery       Delivery     MDDQ     Meter Capability   Cont.
     Point         Point        in      Daily     Hourly   Press.
  Description      Code         MCF    (Mcf/d)    (Mcf/h)  (psig)    Notes
----------------  --------  --------  ------------------  ------  ----------
ATLANTA AREA         683600   257,814                                  A
  FULTON IND'IAL     910800              48,000     2,000    LINE
  EAST POINT         911000              20,000     1,000    LINE  200#-335#
  SO. ATLANTA #1     911300             137,000     8,200     250
  SEWELL ROAD        911400             270,000    14,000    LINE  < 335#, B
  SO. ATLANTA #2     911600             172,000     7,165    LINE
  MARIETTA           912200              33,000     1,500     REG  300#-500#
  HAMPTON            913000               4,200       252     290
AGL FARM TAPS        907000
CHATSWORTH           907600     2,127                        LINE
CATOOSA COUNTY       907800       258                         300
RINGGOLD             908000     3,814                         275
MACON AREA           911500    53,916                                  A
  NORTH MACON        915400              50,000     3,000    LINE
  EAST MACON         915500              27,500     1,700    LINE
  WEST MACON         915600              14,400       864    LINE
  MACON-MVILLE#1     915800              89,395     5,360    LINE      D
  MACON-MVILLE#2     915900              60,000     3,600    LINE      D
  JEFFERSONVILLE     918200               2,110       126    LINE    > 400#
SAVANNAH AREA        911800    69,327                                  A
  SAVANNAH #1        934600              30,000     1,800     125
  SAVANNAH #2        934700              46,500     2,790    LINE   > 225 #
  SAVANNAH #3        934800               6,000       250     150
  SAVANNAH #4        934900              28,800     1,200    LINE   > 400 #
GRIFFIN              913400    18,750                         290
FORSYTH              917200     2,073                        LINE
ZEBULON              917400       555                        LINE
THOMASTON            917600     7,406                         150
BARNESVILLE          917800     3,567                         250
JACKSON              918000     2,385                        LINE   > 200 #
DANVILLE             918400       350                         400

                                EXHIBIT B


                             Page No. 2 of 4




ATLANTA GAS LIGHT COMPANY

  The legal description of the Delivery Points listed below are more particularly set forth in the Company's Delivery Point catalogs, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system. This exhibit reflects Maximum Daily Delivery Quantities for FT Service Agreement No. 904460 and FT-NN Service Agreement No. 904461




   Delivery       Delivery     MDDQ     Meter Capability   Cont.
     Point         Point        in      Daily     Hourly   Press.
  Description      Code         MCF    (Mcf/d)    (Mcf/h)  (psig)    Notes
----------------  --------  --------  ------------------  ------  ----------
DEXTER               918600       410                         400
EASTMAN/C'WELL       918800     2,500                         400
ALAMO                919200     9,601                         750
HAZLEHURST           919400     2,035                         400
BAXLEY               919600     3,821                         600
JESUP                919800    14,255                         450
BRUNSWICK            920200    14,605                         150
WARRENTON            930600     4,429                         325
BLYTHE               931600       160                         300
SANDERSVILLE         932500     6,430                         200
S'FIELD-GUYTON       934200       850                         REG  380#-400#
ROME AREA            940013    29,971                                  A
  ROME #1            904200              13,300       800    LINE   > 450 #
  ROME #2            904300              20,000     1,100     260
  ROME #3            904400              11,000       540    LINE    > 400#
  SHANNON            906200               1,300        70     150      C
AUGUSTA AREA         940016    69,381                                  A
  AUGUSTA #1         932000              53,140     3,188     400
  AUGUSTA #2         932100              35,000     1,500    LINE
  AUGUSTA #3         932200              18,333     1,100     450
  AUGUSTA #4         932300              19,200       800    LINE
NEW-YAT-DAL AR       940018    47,162                                  A
  VILLA RICA         909400                                   150
  DALLAS #2          909800                 888        53     300
  YATES JUNCTION     910100               9,152       548    LINE
  NEWNAN JUNCT'N     910200               8,500       492    LINE
  DOUGLASVILLE       910400                                  LINE    > 250#
CALHOUN AREA         940019     4,552                                  A
  CALHOUN #1         907200               9,640       578     190
  CALHOUN #2         907300               9,640       402    LINE   > 350 #
CTOWN-RMART AR       940020    10,321                                  A

                                EXHIBIT B


                             Page No. 3 of 4




ATLANTA GAS LIGHT COMPANY

  The legal description of the Delivery Points listed below are more particularly set forth in the Company's Delivery Point catalogs, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system. This exhibit reflects Maximum Daily Delivery Quantities for FT Service Agreement No. 904460 and FT-NN Service Agreement No. 904461




   Delivery       Delivery     MDDQ     Meter Capability   Cont.
     Point         Point        in      Daily     Hourly   Press.
  Description      Code         MCF    (Mcf/d)    (Mcf/h)  (psig)    Notes
----------------  --------  --------  ------------------  ------  ----------
  CEDARTOWN          903600               7,300       430     250
  ROCKMART           903800               7,800       470     250
CAR'LLTON AREA       940026    19,209                                  A
  BOWDEN             902800                                   300
  BREMEN             903000                                   300
  CARROLLTON         909000                                   310
  TEMPLE             909200                                   150

          GRAND TOTAL         662,034
















ATLANTA GAS LIGHT COMPANY             SOUTHERN NATURAL GAS COMPANY

By:  /s/ Stephen J. Gunther           By:  /s/ Joel Anderson
                                           Vice President

Date:  September 11, 1995             Date:  9-18-95

                               EXHIBIT B

                             Page No. 4 of 4



ATLANTA GAS LIGHT COMPANY             Service Agreement No. 904460



(A) Company's obligation to deliver gas at each measurement station comprising this Delivery Point is limited to the delivery capacity of Company's facilities (at the measurement station and of the up-stream pipelines serving said station) as it exists from time to time.

(B) At a delivery pressure of 300 PSIG, the maximum hourly rate will be 12,000 Mcf; and the maximum daily rate 258,470 Mcf.

(C) Maximum hourly rate to be 80 Mcf upon the installation of additional meter (after notification by purchaser) when required increased load.


(D) In accordance with ordering Paragraph (B) of the Commission's Order issued December 27, 1973, in Docket No CP74-7, combined deliveries through the Macon-Milledgeville No. 1 and No. 2 Meter Stations for any calendar year may not exceed 20,047,991 Mcf.